                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 19, 1998


                               PP&L Resources, Inc.
___________________________________________________________________________
          (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                   1-11459            23-2758192
___________________________________________________________________________
  (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)            File Number)        Identification
                                                               No.)


                                  PP&L, Inc.
___________________________________________________________________________
          (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                   1-905            23-0959590
___________________________________________________________________________
  (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)            File Number)        Identification
                                                               No.)

      TWO NORTH NINTH STREET, ALLENTOWN, PA.               18101-1179
___________________________________________________________________________
     (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code 610-774-5151


___________________________________________________________________________
      (Former name or former address, if changed since last report.)

5.  Other Items.

Forward-Looking Statements

	Reference is made to the Annual Reports to the Securities and Exchange Commission ("SEC") on Form 10-K for the year ended December 31, 1997, and the Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 1998, of PP&L Resources, Inc. (the "Company") and PP&L, Inc. ("PP&L") for information regarding (a) PP&L's restructuring plan and associated proceedings before the Pennsylvania Public Utilities Commission ("PUC") pursuant to the Pennsylvania Electricity Generation Customer Choice and Competition Act ("Customer Choice Act") and related matters and (b) the Company's second quarter 1998 charge of $1.558 billion ($948 million, after-tax) in connection with PP&L's restructuring proceeding before the PUC and a settlement with certain municipal utility customers of a proceeding before the Federal Energy Regulatory Commission ("FERC").

	The Company has projected its pre-tax earnings to increase for 1998 by $56 million over 1997 levels, to decrease for 1999 by $16 million over 1998 levels, and to increase for 2000 by $109 million over 1999 levels. These projections do not include extraordinary items such as the 1998 second quarter charge of $948 million referred to above.

	Such forward-looking statements are based upon a series of projections and estimates regarding numerous factors, and in particular changes in key components of the Company's net revenues and expenses from 1997 through 2000, including the following projected changes, some of which will result from the Customer Choice Act and PP&L's implementation of its restructuring plan thereunder:

              Projected Revenue Reconciliation
                    (Millions of Dollars)

Favorable/(Unfavorable)         1998          1999          2000
                                 vs.           vs.           vs.
                                1997          1998          1999
Rate Increase (Decrease) --
  Non-Shoppers                 $--           $(65)         $65)
Increase in Market Clearing
  Price of Generation           --             --           51)
Retail Sales Growth (Net of
  Fuel Costs)                     2             26           26)
Net Losses from Shoppers
  (Net of Fuel Costs)            --            (63)         (22)
       Change in Net Revenue      2           (102)         120)


                Projected Expense Reconciliation
                       (Millions of Dollars)

Favorable/(Unfavorable)            1998 *        1999        2000
                                    vs.           vs.         vs.
                                   1997          1998 *      1999

Operating Expenses                 $(10)          $64       $(32)
Interest Expense                      6           (14)         7
Affiliated Companies                 58 **         36         14
       Change in Net Expense         54            86        (11)
Pre-Tax Earnings Effect              56           (16)       109)

-----------------

  *    1998 amounts exclude extraordinary charge of $948 million
      (after-tax) associated with the PUC and FERC proceedings.

  ** $37 million of change reflects Windfall Profits Tax in 1997 relating to PP&L Global, Inc.'s investment in South Western
      Electricity plc.


	The Company has made certain assumptions in projecting these results. These assumptions include the following:

o The Company has assumed that annual operation and maintenance expenses for each of 1999 and 2000 will decrease by $30 million from 1997 levels.

o The Company has assumed that the market clearing price of generation ("MCPG") will be 2.85 and 3.10 cents per kwh in 1999 and 2000, respectively. The revenue impact of a 1 mill change in the MCPG would be approximately $17 million.

o The Company has assumed that PP&L's distribution load growth will be .5% in 1998 and 1.5% in each of 1999 and 2000.

o Commencing in January 1999, certain PP&L customers will be able to choose their electricity supplier. The Company has assumed that the percentage of total customer load that will "shop" for electricity will be 30% in 1999 and 40% in 2000. The Company also has assumed that PP&L will retain 55% of such shopping load each year. The annual revenue effect of each 10% change in the load that shops is approximately $30 million.

o The Company has assumed that its average number of common stock shares outstanding in 1998, 1999 and 2000 will be 163, 159 and 160 million, respectively.

o The Company has used an effective income tax rate of 41.5% in its calculations.

	If future events and actual performance differ from the key assumptions noted above, the Company's actual results could vary significantly from the projected results.


                               *******


	The foregoing statements, including statements with respect to future revenues, expenses, performance of subsidiaries, market prices of generation, load growth, customer retention and average common stock shares outstanding, are "forward-looking statements" within the meaning of the federal securities laws. Although the Company and PP&L believe that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that these expectations and assumptions will prove to have been correct. These statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in these statements. The following are among the factors that could cause actual results to differ materially from these forward-looking statements: state and federal regulatory treatment; new state or federal legislation; national or regional economic conditions; market demand and prices for energy and capacity; weather variations affecting customer usage; competition in retail and wholesale power markets; the need for and effect of any business or industry restructuring; profitability and liquidity of the Company and PP&L; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; system conditions and operating costs; performance of new ventures; political, regulatory or economic conditions in foreign countries; exchange rates; and commitments and liabilities of the Company and PP&L. Any such forward-looking statements should be considered in light of these factors and in conjunction with the Company's and PP&L's documents on file with the Securities and Exchange Commission.
New factors that could cause actual results to differ materially from those described in these forward-looking statements emerge from time to time, and it is not possible for the Company to predict all of such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in any forward-looking statement.
Any forward-looking statement speaks only as of the date on which such statement is made, and neither the Company nor PP&L undertakes any obligation to update the information contained in such statement to reflect subsequent developments or information.






                           SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           PP&L RESOURCES, INC.
                           PP&L, INC.



                           By: ________/s/John R. Biggar_______
                                Senior Vice President-Financial


Date:  October 19, 1998